                                                                 Exhibit 10.33

                              GILEAD SCIENCES, INC.

                1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                         ADOPTED ON NOVEMBER 27, 1995

                           APPROVED BY STOCKHOLDERS

                              ON APRIL 25, 1996

                          AMENDED ON JANUARY 26, 1999

                          APPROVED BY STOCKHOLDERS
                          ON _______________, 1999

                      TERMINATION DATE: NOVEMBER 26, 2005


1.   PURPOSE.

     (a) The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Gilead Sciences, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain

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the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee").
If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Five Hundred Fifty Thousand (550,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   ELIGIBILITY.

     Options shall be granted only to Non-Employee Directors of the Company.

5.   NON-DISCRETIONARY GRANTS.

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     (a)     On January 2, 1996, each person who is then a Non-Employee
Director automatically shall be granted an option to purchase twenty-five thousand (25,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (b) Each person who is, after January 2, 1996, elected for the first time to be a Non-Employee Director automatically shall, upon the date of initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase twenty-five thousand (25,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (c) On the one-year anniversary date of each Non-Employee Director's initial grant under subparagraph 5(a) or 5(b) above, and on each one-year anniversary date thereafter, each person who is then a Non-Employee Director automatically shall be granted an option to purchase five thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (d) In addition to the option grants described above, the Chairperson of the Board, if he or she is a Non-Employee Director, or a Non-Employee Director designated by the Board as a "lead director" in circumstances where there is no Chairperson or the Chairperson is an employee of the Company, automatically shall be granted options to purchase: (i) twenty thousand (20,000) shares of common stock of the Company, at the time of his or her initial grant under subparagraph 5(a) or 5(b) above or upon later election as Chairperson or designation as lead director; and (ii) four thousand (4,000) shares of common stock of the Company at the time of each annual grant under subparagraph 5(c) above, all such grants to be on the terms and conditions set forth herein.

     (e) In addition to the option grants described above, each Non-Employee Director who serves on a standing committee of the Board automatically shall be


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granted options to purchase:  (i) one thousand (1,000) shares of common stock of the Company, at the time of his or her initial grant under subparagraph 5(a) or 5(b) above or upon later election to each such committee, plus an additional two thousand (2,000) shares of common stock of the Company at the same time for the Chairperson of each such committee; and (ii) one thousand (1,000) shares of common stock of the Company at the time of each annual grant under subparagraph 5(c) above, plus an additional two thousand (2,000) shares of common stock of the Company for the Chairperson of each such committee, at the time of each annual grant, all such grants to be on the terms and conditions set forth herein.

6.   OPTION PROVISIONS.

     Each option granted under the Plan shall be subject to the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of all such service; PROVIDED, HOWEVER, that if such termination of service is due to the optionee's death or permanent and total disability (within the meaning of Section 422(c)(6) of the Code), the option shall terminate on the earlier of the Expiration Date or one (1) year following the date of the optionee's death or permanent and total disability. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of all


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such service under the provisions of subparagraph 6(e).

     (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

     (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

             (i) Payment of the exercise price in cash at the time of exercise; or

             (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

             (iii) Payment by a combination of the methods of payment specified in subparagraphs 6(c)(i) and 6(c)(ii) above.

     Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     (d) An option shall not be transferable except by will or by the laws of descent


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and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

     (e) The option shall become exercisable in installments over a period of five (5) years from the date of grant at the rate of five percent (5%) in equal quarterly installments commencing on the date three (3) months after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-


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effective registration statement under the Securities Act of 1933, as amended
(the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.     COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall

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constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

     (e) In connection with each option made pursuant to the Plan, it shall be a

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condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

     (f) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

             (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.


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     (a)     If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan, PROVIDED, HOWEVER, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i)     Increase the number of shares which may be issued under


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the Plan;

             (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

             (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 26, 2005. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

     (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.  EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

     (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

     (b) No option granted under the Plan shall be exercised or exercisable unless


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and until the condition of subparagraph 13(a) above has been met.






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
                               GILEAD SCIENCES, INC.
                             NONSTATUTORY STOCK OPTION


_____________________________,  Optionee:


       GILEAD SCIENCES, INC. (the "Company"), pursuant to its 1995 Non-Employee Directors' Stock Option Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company (the "Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

       The details of your option are as follows:

       1. The total number of shares of Common Stock subject to this option is (________). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of earliest exercise (vesting) applicable to such installment, as follows:

       NUMBER OF SHARES (INSTALLMENT)     DATE OF EARLIEST EXERCISE (VESTING)







       2.   (a)    The exercise price of this option is $____________
(____________ Dollars and ________ cents) per share.

            (b) Payment of the exercise price is due in full in cash upon exercise of all or any part of each installment which has become exercisable by you when the number of shares being purchased is less than 1,000 shares; when the number of shares being purchased is 1,000 or more shares, you may elect to make payment of the exercise price under one of the following alternatives, all as set forth more fully in the Plan: (i) in cash upon exercise; (ii) provided that the Company's stock is publicly traded, payment by delivery of shares of Common Stock already owned by you, free and clear of any liens; or (iii) payment by a combination of the methods set forth in clauses (i) and (ii). Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

       3. In no event may this option be exercised for any number of shares which would require the issuance of anything other than whole shares.

       4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933 (the "Securities Act") or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

       5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ________________ (which date shall be ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your service as a non-employee director or employee of or consultant to the Company or an affiliate of the Company (as defined in the Plan), for any reason or for no reason, unless:

            (a) such termination of service is due to your permanent and total disability (within the meaning of Section 422 (c)(6) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or one (1) year following such permanent and total disability;

            (b) such termination of service is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or one (1) year after your death; or

            (c) exercise of the option within three (3) months after such termination of service would result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability, or (iii) six (6) months and ten (10) days after such termination of service.

       However, this option may be exercised following such termination of service only as to that number of shares as to which it was exercisable on the date of such termination under the provisions of paragraph 1 of this option.

       6. This option may be exercised, to the extent specified above, by delivering a notice of exercise together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

       7. This option is not transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 of the Exchange Act, and is exercisable during your life only by you or a transferee pursuant to a qualified domestic relations order. Notwithstanding the foregoing, you may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

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


       8. This option is not an employment or consulting agreement and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company, or of the Company to continue your service with the Company.

       9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

       10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

       Dated ________________, 19___

                                       Very truly yours,

                                       GILEAD SCIENCES, INC.

                                       By: __________________________
                                           John C. Martin
                                           President and Chief Executive Officer




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The undersigned:

       (a) Acknowledges receipt of the foregoing option and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

       (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of any stock options previously granted to the optionee by the Company, and the following agreements only [if none, so state]:

       NONE  _________________
             (Initial)

       OTHER _________________________________________________________

             _________________________________________________________

             _________________________________________________________

             _________________________________________________________




                       _______________________________________________
                       Optionee


            Address:   _______________________________________________

                       _______________________________________________



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                               NOTICE OF EXERCISE


Gilead Sciences, Inc.
333 Lakeside Drive                          Date of
Foster City, CA 94404                       Exercise: _____________________
Attn:  Corporate Secretary

Ladies and Gentlemen:

This constitutes notice under my Nonstatutory Stock Option that I elect to purchase the number of shares for the price set forth below.

            Stock Option dated:        ____________________________________

            Number of shares as to
            which option is exercised: ____________________________________

            Certificates to be
            issued in name of:         ____________________________________

            Total exercise price:     $____________________________________
            Cash payment delivered
            herewith:                 $____________________________________

            Value of stock payment
            delivered herewith:       $____________________________________


By this exercise, I agree to provide such additional documents as you may require pursuant to the terms of the 1995 Non-Employee Directors' Stock Option Plan.

                                           Very truly yours,




                           Signature:      ________________________________



                           Printed Name:   ________________________________



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